UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 29, 2014

                                 T-REX OIL, INC.
                          Formerly Rancher Energy Corp.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

            Nevada                   000-51425                98-0422451
----------------------------    ----------------------   --------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identi-
      of incorporation)                                       fication No.)

                  520 Zang St., Suite 250, Broomfield, CO 80021
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 502-4483
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders

         Pursuant to a Definitive 14C filed with the Securities and Exchange Commission on September 22, 2014, the directors approved and the majority shareholders voted to approve, the following:

1. To authorize a reverse split of the common stock issued and outstanding on a one (1) new share for three hundred fifty (350) old shares basis. Fractional shares will be redeemed in cash. This action required an amendment to the Articles of Incorporation, which was filed on October 8, 2014, and required the approval of the Financial Industry Regulatory Authority which Finra approved, effective October 29, 2014; and

2. To authorize additional shares of preferred stock in the amount of 50,000,000 shares, $.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in it sole discretion. This Action required an Amendment to the Articles of Incorporation, which was filed on October 8, 2014.

3. To authorize the Board of Directors to grant authority to redomicile and reincorporate by merger in Colorado. The Company has merged into its wholly owned subsidiary, T-Rex Oil, Inc., to redomicile to Colorado as a Colorado corporation.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

         Articles of Amendment were filed in Nevada with the Secretary of State, regarding:

1. To authorize a reverse split of the common stock issued and outstanding on a one (1) new share for three hundred fifty (350) old shares basis. Fractional shares will be redeemed in cash. This action required an amendment to the Articles of Incorporation, which was filed on October 8, 2014, and required the approval of the Financial Industry Regulatory Authority which Finra approved, effective October 29, 2014;

2. To authorize additional shares of preferred stock in the amount of 50,000,000 shares, $.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in it sole discretion. This Action required an Amendment to the Articles of Incorporation, which was filed on October 8, 2014; and

         A Statement of Merger was filed with the Secretary of State of Colorado on October 16, 2014. Copies of the Articles of Merger filed in Nevada, and the Statement of Merger filed in Colorado are attached as exhibits.

         As a result of the redomicile and merger, the Company changed its name from Rancher Energy Corp. to T-Rex Oil, Inc. Finra approved the name change effective October 29, 2014.

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

Item 5.07 Submission of Matter to a Vote of Security Holders

         On September 22, 2014, the Company filed a Definitive 14C filed with the Securities and Exchange Commission and mailed to shareholders notifying shareholders of record that the directors approved and the majority shareholders voted to approve the following:

1. To authorize a reverse split of the common stock issued and outstanding on a one new share for three hundred fifty (350) old shares basis. Fractional shares will be redeemed in cash. (This action required an amendment to the Articles of Incorporation and required the approval of the Financial Industry Regulatory Authority ("FINRA")).

2. To authorize additional shares of preferred stock in the amount of 50,000,000 shares, $.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in it sole discretion. (This Action required an Amendment to the Articles of Incorporation.)

3. To authorize the Board of Directors to change the name of the corporation to a name, in the discretion of the Board of Directors. (This Action required an Amendment to the Articles of Incorporation.)

4. To authorize the Board of Directors to grant authority to redomicile and reincorporate by merger in Colorado.

         The actions were approved by a vote of 129,851,356 (52% of the outstanding common shares) in favor of the proposals.


                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

         Effective October 29, 2014, Finra approved the name change, the redomicile to Colorado, and the 1 for 350 reverse split. The Company's stock is currently trading under RNCHD until November 26, 2014. On November 26, 2014, the Company's stock will start trading under the new symbol TRXO.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit #                           Description

3.1               Articles of Amendment filed October 8, 2014

3.2 Articles of Merger were filed with the Secretary of State of Nevada on October 17, 2014

3.3 Statement of Merger was filed with the Secretary of State of Colorado on October 16, 2014

3.4               Articles of Incorporation (T-Rex Oil, Inc.)




















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      T-REX OIL, INC.


                                      By: /s/ Donald Walford
                                          --------------------------------------
                                          Donald Walford
                                          Chief Executive Officer



Date: October 30, 2014






















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